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                                                                  EXHIBIT 10.2.2

                        SPLIT -DOLLAR INSURANCE AGREEMENT

                  THIS AGREEMENT is made this 27th day of May, 1994, by and among FABRI-CENTERS OF AMERICA, INC., an Ohio corporation ("FCA "), ALAN ROSSKAMM, an individual residing in the State of Ohio ("Rosskamm"), and DAVID J. HOOKER, an individual residing in the State of Ohio (the "Trustee"), acting in his capacity as trustee of the trust created under the Alan D. Rosskamm Irrevocable Trust Agreement dated May 23, 1994 (the "Trust").

                  WHEREAS, Rosskamm is employed by FCA as its Chairman, President, and Chief Executive Officer;

                  WHEREAS, Rosskamm desires to provide for the receipt of life insurance proceeds by the beneficiaries of the Trust following the death of the last to die of Rosskamm and his wife, Barbara Rosskamm ("Barbara");

                  WHEREAS, the Compensation Committee of the Board of Directors of FCA has determined that it is appropriate to enter into this Agreement as part of the overall compensation and benefits to be provided to Rosskamm by FCA for his services to FCA and has authorized the participation by FCA in the split dollar arrangement documented by this Agreement, contingent upon Rosskamm's effective waiver of all rights under the Supplemental Retirement Plan dated April 1, 1979, that has heretofore been in effect for the benefit of Rosskamm; and

                  WHEREAS, the Trustee desires to enter into this Agreement,

                  NOW, THEREFORE, in consideration of the services rendered and to be rendered by Rosskamm to FCA and of the mutual covenants contained herein, the parties hereto agree as follows:

                  1.Purchase of Insurance. The Trustee shall purchase from The Northwestern Mutual Life Insurance Company (the "Insurance Company") a Survivor Joint Life policy of insurance with the face amount of $7,500,000 (the "Base Face Amount"), the proceeds of which will be payable upon the death of the second to die of Rosskamm and Barbara (the "Policy"). The Trustee shall be the sole owner of the Policy, subject only to such rights as may be granted to FCA under the collateral assignment of the Policy as contemplated in Section 5, below.

                  2. Premium Payments. Unless the proceeds of the Policy have earlier become payable by reason of the death of the last to die of Rosskamm and Barbara, the Company shall pay at least ten annual premiums on the Policy. The Company may have to pay more than ten annual premiums on the Policy if, on or after the tenth anniversary of the effective date of the Policy (the "Effective Date"), the cash surrender value test specified in Section 2.2 has not been met.

                           2.1 FCA's Share of the Premiums for the First Ten
                  Years of the Policy. On the Effective Date and, unless the proceeds of the Policy have earlier become payable by reason of the death of the last to die of Rosskamm and Barbara, on each of the first through the ninth anniversaries of the Effective Date, FCA shall pay, as its share of the annual premiums on the Policy, a sum equal to (a) $134,179 minus (b) the Trustee's share of the premiums for that year determined as provided in Section 2.3, below (so that the aggregate amount of premiums paid by FCA pursuant to this Section 2.1 through the ninth anniversary of the Effective Date will be $1,341,790 minus the aggregate amount of the Trustee's share of the premiums for that same period).

                           2.2 FCA's Share of the Premiums After the First Ten
                  Years of the Policy. Thirty days in advance of the tenth anniversary of the Effective Date a determination shall be made as to whether, based upon the Insurance Company's then-current illustrations and without regard to any further premium payments to be made on the Policy, it appears that the cash surrender value of the Policy on the fifteenth anniversary of the Effective Date will be sufficient:




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                  (a) to allow for a withdrawal from the Policy on the fifteenth anniversary of the Effective Date of an amount equal to the aggregate amount of FCA' s share of the premiums theretofore paid on the Policy, and

                  (b) to provide for the continuation of the Policy with a death benefit at least equal to the Base Face Amount, from the date of the withdrawal contemplated by (a), through May 30, 2045, without borrowing against the Policy and without any partial surrender of the Policy.

         If it appears that the cash surrender value is so sufficient, FCA shall not make any further payments of premiums on the Policy (other than on behalf of the Trustee pursuant to Section 2.3, below). If, however, it appears that the cash surrender value is not so sufficient, FCA shall pay, on the tenth anniversary of the Effective Date, as its share of another annual premium on the Policy, a sum equal to $134,179 minus the Trustee's share of the premiums for that additional year (determined as provided in Section 2.3, below). If FCA is obligated to make a payment on the tenth anniversary of the Effective Date, then the determination described in the first sentence of this Section 2.2 shall be made again, 30 days in advance of the eleventh anniversary of the Effective Date but substituting "eleventh" and "sixteenth" for "tenth" and "fifteenth" each place those words appear and if the cash surrender value is again found not to be sufficient, FCA shall pay, on the eleventh anniversary of the Effective Date, as its share of another annual premium on the Policy, a sum equal to $134,179 minus the Trustee's share of the premiums for that additional year (determined as provided in Section 2.3, below). This process shall be repeated on each anniversary of the Effective Date until it is determined, on one such anniversary, that the cash surrender value, as projected five years into the future, will be sufficient, after which determination FCA shall make no further payments of premiums on the Policy (other than on behalf of the Trustee pursuant to Section 2.3, below).

                  2.3 The Trustee's Share of the Premiums. In addition to paying its own share of the premiums as provided in Section 2.1, FCA shall pay, as of the Effective Date and on each anniversary of the Effective Date while this Agreement remains in effect, for the account of the Trustee, the Trustee's share of the premiums for each year during which this Agreement is in effect. At the time of each premium payment by FCA, the Trustee shall reimburse FCA for the Trustee's share of the premiums. The Trustee's share of the premiums for each year shall be an amount equal to the economic benefit of the life insurance protection provided to the Trustee under this Agreement for that year. The value of that economic benefit shall be calculated by using the Appropriate Rates for insurance coverage with a death benefit equal to the amount of the proceeds that would be distributable to the Trustee pursuant to
         Section 6 hereof if the proceeds of the Policy became payable by reason of the death of the last to die of Rosskamm and Barbara in that year (i.e., the amount by which the Policy's current death benefit exceeds the aggregate amount of FCA' s share of the premiums paid by FCA through the end of that year). For these purposes, the "Appropriate Rates" (a) will be the so called U.S. Life Table 38, joint lives, last to die formula rates for so long as both Rosskamm and Barbara survive, and (b) will be the lower of the P.S. 58 rates or the Insurance Company's published yearly renewable term rates for any period during which only one of Rosskamm and Barbara survives.

                  3. Term of Agreement, Termination, "Repayment Anniversary". This Agreement shall be immediately effective when executed by all of the parties hereto and, unless both Rosskamm and Barbara have earlier died, shall remain in effect until after the cash surrender value test specified in 3(a), below, has been met and the Company has thereafter received repayment of all of its share of the premiums. Assuming the survival of at least one of Rosskamm and Barbara, the repayment to the Company will be made shortly after the fifteenth anniversary of the Effective Date if (i) the cash surrender value test specified in Section 2.2 was earlier met as of the tenth anniversary of the Effective Date and (ii) the cash surrender value test specified in 3(a), below, is met as of the fifteenth anniversary of the Effective Date. If either the cash surrender value test specified in Section 2.2 was not met as of the tenth anniversary of the Effective Date or the cash surrender value test specified in (a), below, is not met as of the fifteenth anniversary of the Effective Date, the repayment to the Company will be delayed for at least one and perhaps more years as provided below in this Section 3. Assuming the survival of at least one of Rosskamm and Barbara, the repayment to the Company shall be made shortly after that anniversary of the Effective Date:

                  (a) which is not earlier than five years after that anniversary of the Effective Date on which the cash surrender value test specified in Section 2.2 was first met, and




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                  (b) on which, based upon the Insurance Company's then-current illustrations and without regard to any further premium payments to be made on the Policy, it appears that the cash surrender value of the Policy is sufficient:

                  (i) to allow for a withdrawal from the Policy of the aggregate amount of FCA's share of the premiums theretofore paid by on the Policy, and

                  (ii) to provide for the continuation of the Policy with a death benefit at least equal to the Base Face Amount, from the date of the withdrawal contemplated by (a), through May 30, 2045 without borrowing against the Policy and without any partial surrender of the Policy.

                  If at least one of Rosskamm and Barbara survive through an anniversary of the Effective Date on which clauses (a) and (b) above are satisfied, that anniversary shall be designated, for purposes of this Agreement, as the "Repayment Anniversary" and, unless neither Rosskamm nor Barbara thereafter survives through the date the repayment referred to in Section 7 (the "Repayment") is made to FCA, this Agreement shall terminate on the date the Repayment is made. If both Rosskamm and Barbara die before the date the Repayment is made, this Agreement shall terminate upon the payment of all of the proceeds of the Policy in accordance with Section 6 hereof.

                  4. Dividends. The Policy shall provide that dividends payable with respect to the Policy shall be applied to purchase paid-up additional insurance protection.

                  5. Collateral Assignment. To secure the repayment to FCA of its share of the premiums, the Trustee has assigned the Policy to FCA as collateral by execution of an assignment substantially in the form of the Collateral Assignment form attached to this Agreement as Exhibit A.

                  6. Payment of Proceeds. Upon the death of the last to die of Rosskamm and Barbara while this Agreement remains in effect, the proceeds of the Policy shall be paid as follows:

                  6.1 To FCA, an amount equal to the aggregate amount of FCA's share of the premiums paid by FCA through the date on which the proceeds of the Policy become payable; and

                  6.2 To the beneficiary or beneficiaries designated by the Trustee, the balance of the proceeds of the Policy and of any additional insurance purchased pursuant to Section 4 hereof, after payment of the applicable amount to FCA pursuant to Section 6.1.

                  7. Repayment of Premiums to FCA. Not earlier than 30 days nor more than 60 days after the occurrence of the Repayment Anniversary, as defined in Section 3, above, the Trustee shall repay FCA an amount equal to the aggregate amount of FCA's share of the premiums theretofore paid on the Policy, except that if the last to die of Rosskamm and Barbara dies before the repayment is made, this Section 7 shall not apply and the proceeds of the Policy shall be paid as provided in Section 6, above.

                  8. Waiver of Rights Under SRP. Rosskamm, for himself and his heirs, assigns, and beneficiaries, hereby unconditionally waives all rights under the Supplemental Retirement Plan that has heretofore been in effect for the benefit of Rosskamm (the "SRP") and acknowledges that no payments will ever be made by FCA under the SRP to or with respect to Rosskamm.

                  9. Liability of Insurance Company. Each of the parties to this Agreement hereby acknowledges that in issuing any Policy of insurance pursuant to this Agreement, the Insurance Company shall have no liability except as set forth in the Policy. The Insurance Company shall not be bound to inquire into or take notice of any of the covenants herein contained as to the Policy or as to the application of the proceeds of the Policy. Rights under the Policy may be exercised during the life of the last to die of Rosskamm and Barbara pursuant to the provisions of the Policy. Upon the death of the last to die of Rosskamm and Barbara, the Insurance Company shall be discharged from all liability on payment of the proceeds in accordance with the Policy provisions without regard to this Agreement or any amendment thereof.




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                  10. Amendment. This Agreement may not be amended or (except as provided in the last two sentences of Section 3) terminated, without the express written consent of FCA, the Trustee, and Rosskamm (or, in the case of Rosskamm, his legal representative).

                  11. Binding Nature. This Agreement shall bind and inure to the benefit of FCA and its successors and assigns; Rosskamm and his heirs, executors, administrators, and assigns; the Trustee; and any Policy beneficiary. This Agreement does not constitute an employment agreement between the Company and Rosskamm and neither Rosskamm nor the Company shall have any obligations to the other by reason of or arising out of this Agreement except as is expressly set forth in this Agreement. All of the obligations of the parties under this Agreement (including, without limitation, FCA's obligation to make premium payments at the times and in the amounts specified above) shall continue in effect whether or not Rosskamm continues to be employed by FCA during the term of this Agreement.

                  IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.


                                      Fabri-Centers of America, Inc.

                                      By: /s/ ROBERT L. NORTON
                                          -------------------------------



                                      /s/ DAVID J. HOOKER
                                      -----------------------------------
                                      David J. Hooker, Trustee
                                      U/A May 23, 1994



                                      /s/ ALAN ROSSKAMM
                                      -----------------------------------
                                      ALAN ROSSKAMM






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                                    EXHIBIT A

                              COLLATERAL ASSIGNMENT

                ASSIGNMENT OF LIFE INSURANCE POLICY AS COLLATERAL

A. For Value Received the undersigned hereby assigns, transfers, and sets over to FABRI-CENTERS OF AMERICA, INC., an Ohio corporation (the" Assignee"), Policy No. 12-969-815 issued by The Northwestern Mutual Life Insurance Company (the " Insurance Company") and any supplementary contracts issued in connection therewith (the "Policy"), upon the lives of Alan Rosskamm and his wife, Barbara Rosskamm, of Pepper Pike, Ohio, and all claims, options, privileges, rights, and title inherent therein and thereunder (except as provided in Paragraph C hereof) subject to all the terms and conditions of the Policy and to all superior liens, if any, which the Insurance Company may have against the Policy. The undersigned by this instrument agrees and the Assignee by the acceptance of this assignment agrees to the conditions and provisions herein set forth.

B. Without detracting from the generality of the foregoing, the following specific rights are included in this assignment and pass by virtue hereof:

         1. The sole right to collect from the Insurance Company the net proceeds of the Policy when it becomes a claim by death or maturity;

         2. The sole right to surrender the Policy and receive the surrender value thereof at any time provided by the terms of the Policy and at such other times as the Insurance Company may allow;

         3. The sole right to obtain one or more loans or advances on the Policy, either from the Insurance Company or, at any time, from other persons, and to pledge or assign the Policy as security for such loans or advances;

         4. The sole right to collect and receive all distributions or shares of surplus, dividend deposits, or additions to the Policy now or hereafter made or apportioned thereto, and to exercise any and all options contained in the Policy with respect thereto; provided, that unless and until the Assignee shall notify the Insurance Company in writing to the contrary, the distributions or shares of surplus, dividend deposits and additions shall continue on the plan in force at the time of this assignment; and

         5. The sole right to exercise all nonforfeiture rights permitted by the terms of the Policy or allowed by the Insurance Company and to receive all benefits and advantages derived therefrom.

C. The following specific rights, so long as the Policy has not been surrendered, are reserved and excluded from this assignment and do not pass by virtue hereof:

         1. The right to designate and change the beneficiary;

         2. The right to elect any optional mode of settlement permitted by the Policy or allowed by the Insurance Company;

but the reservation of these rights shall in no way impair the right of the Assignee to surrender the Policy completely with all its incidents or impair any other right of the Assignee hereunder, and any designation or change of beneficiary or election of a mode of settlement shall be made subject to this assignment and to the rights of the Assignee hereunder.

D. This assignment is made and the Policy is to be held as collateral security for the liabilities of the undersigned to the Assignee pursuant to the Split-Dollar Insurance Agreement entered into on May 27, 1994, by and among the Assignee Alan Rosskamm, and the undersigned (the "Liabilities").

E. The Assignee covenants and agrees with the undersigned as follows:

         1. That any balance of sums received hereunder from the Insurance Company remaining after payment of the then existing
             Liabilities shall be paid by the Assignee to the persons entitled thereto under the terms of the Policy had this assignment not been executed;

         2. That the Assignee will not exercise either the right to surrender the Policy or the right to obtain Policy loans from the Insurance Company, until there has been default in the Liabilities or a failure by the undersigned to pay any premium when due, nor until 45 days after the Assignee shall have mailed, by first class mail, to the undersigned at the address last supplied in writing to the Assignee specifically referring to this assignment, notice of intention to exercise such right, and then only to the extent necessary to satisfy the Liabilities or pay the unpaid premiums that the undersigned is obligated to pay under the Split-Dollar Agreement referred to above, and

         3. That the Assignee will upon request forward without unreasonable delay to the Insurance Company the Policy for endorsement of any designation or change of beneficiary or any election of an optional mode of settlement.

F. The Insurance Company is hereby authorized to recognize the Assignee's claims to rights hereunder without investigating the reason for any action taken by the Assignee, or the validity or the amount of the Liabilities or the existence of any default therein, or the giving of any notice under Paragraph D(2) above or otherwise, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole signature of the Assignee shall be sufficient for the exercise of any rights under the Policy assigned hereby and the sole receipt of the Assignee for any sums received shall be a full discharge and release therefor to the Insurance Company. Checks for all or any part of the sums payable under the Policy and assigned herein, shall be drawn to the exclusive order of the Assignee if, when, and in such amounts as may be, requested by the Assignee.

G. The exercise of any right, option, privilege or power given herein to the Assignee shall be at the option of the Assignee, but (except as restricted by Paragraph E(2) above) the Assignee may exercise any such right, option, privilege or power without notice to, or assent by, or affecting the liability of, or releasing any interest hereby assigned by the undersigned.

H. The Assignee may take or release other security, may release any party primarily or secondarily liable for any of the Liabilities, may grant extensions, renewals or indulgences with respect to the Liabilities, or may apply to the Liabilities in such order as the Assignee shall determine, the proceeds of the Policy hereby assigned or any amount received on account of the Policy by the exercise of any right permitted under this assignment, without resorting or regard to other security .

I. In the event of any conflict between the provisions of this assignment and provisions of the note or other evidence of any Liability, with respect to the Policy or rights of collateral security therein, the provisions of this assignment shall prevail.

J. The undersigned declares that no proceedings in bankruptcy are pending against him and that his property is not subject to any assignment for the benefit of creditors.

                  IN WITNESS WHEREOF, the Assignor and the Assignee have executed this Assignment on the date first above written.

                                               /s/ DAVID J. HOOKER
                                               ------------------------
                                               David J. Hooker, Trustee
                                               May 23, 1994

                                               Fabri-Centers of America, Inc.

                                               By: /s/ ROBERT L. NORTON
                                                   --------------------